EXHIBIT 32.1
CERTIFICATION PURSUANT
TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     I, Manuel D. Medina, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
(1)	The accompanying quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2010 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Terremark Worldwide, Inc.

/s/ Manuel D. Medina
Chairman, President and Chief Executive Officer
(Principal Executive Officer)

Date: November 1, 2010